UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2008

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
Idaho Power Company
Form 8-K

ITEM 8.01      OTHER EVENTS

Standard & Poor's Lowers Ratings of IDACORP and IPC

On January 31, 2008, Standard & Poor's Ratings Services ("Standard & Poor's") announced that it has lowered the corporate credit ratings and long-term ratings of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("IPC").  The companies' outlook was changed from Negative to Stable and the companies' commercial paper rating was affirmed at A-2.  These downgrades are expected to increase the cost of new debt issuances and outstanding variable rate debt issuances within the downgraded ratings categories.

Standard & Poor's stated that its decision reflects a gradual deterioration of cash flow coverage, as well as a proposed general rate case settlement filed with the Idaho Public Utilities Commission on January 23, 2008 which, according to Standard & Poor's, does not sufficiently address long-term ratemaking issues tied to rising costs and load growth pressures.  Standard & Poor's stated that the proposed settlement fails to settle some important, policy-related issues, such as the use of a forecasted test year or the appropriate level of the load growth adjustment credit.

The following outlines the former and current Standard & Poor's ratings of IPC's and IDACORP's securities:

	IPC		IDACORP
	Former	Current	Former	Current
Corporate Credit Rating	BBB+	BBB	BBB+	BBB
Senior Secured Debt	A	A-	None	None
Senior Unsecured Debt	BBB	BBB-	BBB	BBB-
Short-Term Tax-Exempt Debt	BBB/A-2	BBB-/A-2	None	None
Commercial Paper	A-2	A-2	A-2	A-2
Rating Outlook	Negative	Stable	Negative	Stable

The following outlines the current Standard & Poor's, Moody's Investors Service ("Moody's") and Fitch Inc. ("Fitch") ratings of IPC's and IDACORP's securities:

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	Standard and Poor's		Moody's		Fitch
	IPC	IDACORP	IPC	IDACORP	IPC	IDACORP
Corporate Credit Rating	BBB	BBB	Baa1	Baa2	None	None
Senior Secured Debt	A-	None	A3	None	A-	None
Senior Unsecured Debt	BBB-	BBB-	Baa1	Baa2	BBB+	BBB
Short-Term Tax-Exempt Debt	BBB-/A-2	None	Baa1/ VMIG-2	None	None	None
Commercial Paper	A-2	A-2	P-2	P-2	F-2	F-2
Credit Facility	None	None	Baa1	Baa2	None	None
Rating Outlook	Stable	Stable	Stable	Stable	Stable	Stable

These security ratings reflect the views of the rating agencies.  An explanation of the significance of these ratings may be obtained from each rating agency.  Such ratings are not a recommendation to buy, sell or hold securities.  Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change.  Each rating should be evaluated independently of any other rating.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2008

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
       Darrel T. Anderson
            Senior Vice President -
            Administrative Services and
            Chief Financial Officer

Idaho Power Company
By:   /s/ Darrel T. Anderson
       Darrel T. Anderson
            Senior Vice President -
            Administrative Services and
            Chief Financial Officer